UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): June 2, 2026
______________________
Cibus, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 2, 2026, Cibus, Inc., (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 76,345,736 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”) (including 62,641 restricted shares of Class A Common Stock that remain subject to vesting) and no shares of Class B Common Stock, par value $0.0001 per share, outstanding and entitled to vote at the Annual Meeting on the April 6, 2026 record date, 53,072,072 shares, or approximately 69.52%, were present at the Annual Meeting either by attendance via online webcast or represented by proxy, constituting a quorum.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1. To elect nine directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Nominee	For	Against	Abstain	Broker Non-Vote
Mark Finn	22,401,892	140,761	146,090	30,383,329
Peter Beetham	22,509,475	94,295	84,973	30,383,329
Kimberly A. Box	22,592,926	58,874	36,943	30,383,329
Jean-Pierre Lehmann	22,516,810	139,956	31,977	30,383,329
August Moretti	22,552,460	88,895	47,388	30,383,329
Gerhard Prante	22,444,612	211,345	32,786	30,383,329
Rory Riggs	22,478,028	137,007	73,708	30,383,329
Thomas Urban	22,643,935	12,213	32,595	30,383,329
Craig Wichner	22,591,365	64,777	32,601	30,383,329

2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
22,117,686	167,944	403,113	30,383,329

3. To ratify the appointment by the Audit Committee of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
53,014,318	36,870	20,884	—

As a result, at the Annual Meeting, Mark Finn, Peter Beetham, Kimberly A. Box, Jean-Pierre Lehmann, August Moretti, Gerhard Prante, Rory Riggs, Thomas Urban, and Craig Wichner were elected as directors of the Company, each to serve a one-year term, the compensation of Company’s named executive officers was approved (on an advisory basis), and the appointment of BDO USA, P.C. was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2026

CIBUS, INC.

	By:	/s/ Peter Beetham
	Name:	Peter Beetham
	Title:	Interim Chief Executive Officer